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                                                                    EXHIBIT 10.4


                             CITIZENS NATIONAL BANK

                    NON-QUALIFIED DEFERRED COMPENSATION PLAN

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                             CITIZENS NATIONAL BANK
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN

                               Table of Contents
                               -----------------

                                                                       Page
                                                                     --------

SECTION 1 - Purpose, Definitions and Construction
     1.1  Purpose of the Plan                                           3
     1.2  Definitions                                                   3
     1.3  Construction                                                  5

SECTION 2 - Eligibility
     2.1  Eligibility Requirements                                      6

SECTION 3 - Contributions to the Plan
     3.1  Participant Contributions                                     6
     3.2  Bank Discretionary Matching Contributions                     6
     3.3  Bank Non-Matching Contributions                               6
     3.4  Establishment of Account                                      6

SECTION 4 - Allocation and Investment
     4.1  Allocation                                                    7
     4.2  Establishment of Trust                                        7
     4.3  Allocation of Investment Earnings                             7

SECTION 5 - Determination of Payment of Account
     5.1  Vesting of Account                                            7
     5.2  Determination of Account                                      8
     5.3  Timing of Payment                                             8
     5.4  Form of Payment                                               8

SECTION 6 - Miscellaneous
     6.1  Administration of the Plan                                    9
     6.2  Amendment and Termination of the Plan                         9
     6.3  Notices to Participants                                       9
     6.4  Non-Alienation                                                9
     6.5  Arbitration                                                   9
     6.6  Law Governing                                                 9
     6.7  Validity                                                      9
     6.8  Effect on Successors in Interest                             10
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                             CITIZENS NATIONAL BANK
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN


               SECTION 1.  PURPOSE. DEFINITIONS AND CONSTRUCTION


1.1  Purpose of the Plan     Citizens National Bank (''Bank") hereby establishes
the Citizens National Bank Non-Qualified Deferred Compensation Plan ("Plan"). This Plan is established by the Bank to permit certain select management employees, who are defined below, to defer the payment of a percentage of their Compensation, and in addition thereto, to provide for certain Bank contributions to augment such employees' retirement income in addition to what is provided for under the tax qualified plans of the Bank. This Plan is not intended to, and does not, qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended, and is designed to be exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


1.2  Definitions       The following terms, when found in the Plan, shall have
the meanings set forth below:

     (a)   Account Balance:   At any time, the total of all amounts credited
           ---------------
under the terms of the Plan to a Participant, the rights to which are determined under the Plan.

     (b)   Beneficiary:   The person(s) and/or the trust(s) created for the
           -----------
benefit of a person or persons who are the natural object of the Participant's bounty, or the Participant's estate, whichever is designated by the Participant to receive the benefits payable hereunder upon his death.

     (c)   Bank:   Citizens National Bank and any successor bank.
           ----

     (d)   Board:   The Board of Directors of Citizens National Bank or
           ------
Henderson Citizens Bancshares, Inc.

     (e)   Change in Control:   A "Change in Control" shall be deemed to occur
           -----------------
if:

           (i) any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) (other than the Bank, the Company, an affiliate of the Bank, or an affiliate of the Company) becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 30% or more of the combined voting power for election of members of the Board of the then outstanding voting securities of the Bank or Company or any successor of the Bank or Company;

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Non-Qualified Deferred Compensation Plan
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        (ii)            during any period of two (2) consecutive years or less,
              individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board, unless the election of nomination for election of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of the period;

        (iii) the equityholders of the Bank or Company approve any merger or consolidation to which the Bank or Company is a party as a result of which the persons who were equityholders of the Bank or Company immediately prior to the effective date of the merger or consolidation (and excluding, however, any shares held by any party to such merger or consolidation and their affiliates) shall have beneficial ownership of less than 50% of the combined voting power for election of members of the Board (or equivalent) of the surviving entity following the effective date of such merger or consolidation; or

        (iv) the equityholders of the Bank or Company approve any merger or consolidation as a result of which the equity interests in the Bank or Company shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of the Bank or Company) or any liquidation of the Bank or Company, or any sale or other disposition of 50% or more of the assets or earnings power of the Bank or Company.

     (f)   Code:   The Internal Revenue Code of 1986, as it may be amended
           ----
from time to time, including any successor.

     (g)   Company:   Henderson Citizens Bancshares, Inc. and any successor
           -------
corporation.

     (h)   Compensation:   Compensation, as designated on the Non-Qualified
           ------------
Deferred Compensation Election Form, shall be the total cash remuneration paid by the Bank during each Plan Year, as reported on Form W-2 or its subsequent equivalent, including bonuses, fees, commissions, amounts deferred under Code Sections 401(k) and 125, and amounts deferred under any other non-qualified program of salary reduction. Compensation hereunder shall not be subject to any limitations applicable to tax qualified plans, such as pursuant to Code Sections 401(a)(17) or 415.

     (i)   Disability:   A physical or mental condition of a Participant
           ----------
resulting from bodily injury, disease or mental disorder which renders him incapable of continuing any gainful occupation. The determination of Disability shall be made either as a result of the Participant qualifying for a pension under the federal Social Security Act, or based upon such evidence as is determined to be applicable by the Bank in its sole discretion.

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Citizens National Bank                                                    Page 4
Non-Qualified Deferred Compensation Plan
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     (j)   Effective Date:   January 1, 1999.
           --------------

     (k)   Eligible Employee:   A person employed by the Bank who has been
           -----------------
designated by the Chairman of the Compensation Committee of the Board or the President of the Bank by name, position, or in any other manner, as being in the class of persons who are eligible to participate in the Plan. However, no person who is an employee of the Bank shall be selected as an Eligible Employee except a member of the select group of management or highly compensated employees of the Bank, as such term is defined under Section 201 of the ERISA, and regulations and rulings promulgated thereunder by the Department of Labor.


     (l)  Exchange Act:   The Securities and Exchange Act of 1934, as amended.
          ------------

     (m)  Normal Retirement Age:   The date on which a Participant attains age
          ---------------------
sixty-five (65).

     (n)  Normal Retirement Date:   The first day of the month coincident with
          ----------------------
or next following a Participant's Normal Retirement Age.

     (o)  Participant:   An Eligible Employee who has met the requirements
          -----------
of Section 2.1 hereof, and whose participation has not been terminated.

     (p)  Plan:   The Citizens National Bank Non-Qualified Deferred
          ----
Compensation Plan, as set forth herein, and as it may be amended from time to time.

     (q)  Plan Year:   The twelve month period beginning on January 1 and
          ---------
ending on December 31 each year.

     (r)  Service:   The period of a Participant's employment considered in
          --------
the calculation of the vested amount of his benefits. A Participant's Service shall be determined in twelve (12) month periods, commencing with the twelve
(12) month period that begins on his date of hire with the Bank, and thereafter based on Plan Years, including the Plan Year within which falls his date of hire. During such twelve (12) month periods, a Year of Service will be granted if the Participant completes at least one thousand (1,000) Hours of Service. An Hour of Service is each hour for which the Participant is paid by virtue of his employment with the Bank, including hours paid but not worked, and including hours completed prior to the date he actually becomes a Participant hereunder.

1.3  Construction     The masculine gender, where appearing in the Plan, shall
be deemed to include the feminine gender, and the singular may indicate the plural, unless the context clearly indicates the contrary. The words "hereof", "herein", "hereunder" and other similar compounds of the word '"here" shall, unless otherwise specifically stated, mean and refer to the entire Plan, not to any particular provision or Section. Section headings are included for convenience of reference and are not intended to add to, or subtract from, the terms of the Plan.

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Citizens National Bank                                                    Page 5
Non-Qualified Deferred Compensation Plan
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                            SECTION 2.  ELIGIBILITY

2.1  Eligibility Requirements       An Eligible Employee shall become a
Participant hereunder as of the first January 1 or July 1 which is coincident with or next follows his completion of one (1) year of Service.



                     SECTION 3.  CONTRIBUTIONS TO THE PLAN

3.1  Participant Contributions     Each Participant shall make a written
election by the execution of a Deferred Compensation Plan Agreement ("Agreement"), prior to the first day of the Plan Year (or, as to Participants who first become Participants as of a July 1, prior to such date) to reduce his Compensation otherwise to be paid in cash. Such election shall provide for a salary reduction election of up to fifty percent (50%) of Compensation.

     Any Agreement made under the terms of this Section 3.1 shall be irrevocable for the Plan Year prior to which it is made, but may be changed as of the first day of any subsequent Plan Year by written notice meeting the foregoing requirements.

3.2  Bank Discretionary Matching Contributions     The Bank may make a matching
contribution each Plan Year to be known as a Bank Discretionary Matching Contribution. The determination as to whether a Bank Discretionary Matching Contribution shall be made is in the sole discretion of the Board of Directors of the Bank, determined on an annual basis.

3.3  Bank  Non-Matching Contributions     The Bank may make a Bank Non-Matching
Contribution each Plan Year. The determination as to whether a Bank Non-Matching Contribution shall be made is in the sole discretion of the Board of Directors of the Bank, determined on an annual basis.

3.4  Establishment of Account Balance    Each Participant herein shall have
maintained in his name an Account Balance, to which shall be credited his salary reduction contributions, as well as his allocable share of Bank contributions made under the terms of this Section. A Participant's Account Balance shall reflect his share of such contributions, including his allocable share of any gains and losses pursuant to Section 4.3 hereof.

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Citizens National Bank                                                    Page 6
Non-Qualified Deferred Compensation Plan
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                     SECTION 4.  ALLOCATION AND INVESTMENT

4.1  Allocation     Contributions made pursuant to Section 3.1 hereof shall be allocated to the Account Balance of the Participant from whose Compensation such amounts were reduced, as soon as practicable following the date of actual salary reduction.

     Any contribution made pursuant to Sections 3.2, and 3.3 hereof shall be allocated to each Participant who is in the active employ of the Bank as of the last day of the Plan Year for which such contribution was made, unless that Participant's termination of employment is as a result of his death, Disability, attainment of Normal Retirement Age, or such other cause as shall be deemed as acceptable by the Board.

4.2  Establishment of Trust     The Bank may establish a trust fund (Rabbi
Trust) with regard to the Account Balances hereunder, designed to be an irrevocable grantor trust under Code Section 671.

4.3  Allocation of Investment Earnings     Investment earnings shall be credited
as of the last day of each calendar year, based on guidelines as established by the Compensation Committee of the Board. The earnings to be allocated will be allocated to each Participant's Account Balance in the proportion that the Participant's Account Balance at the beginning of the year plus one-half (1/2) of any additions made to the Account Balance during the year, bears to the total of all such Account Balances.



                SECTION 5.  DETERMINATION OF PAYMENT OF ACCOUNT

5.1  Vesting of Account Balance    A Participant's Account Balance derived from
contributions made under Section 3.1 hereof shall be one hundred percent (100%) vested and non-forfeitable at all times.

     The amount of such a Participant's Account Balance other than that derived from contributions made pursuant to Section 3.1 hereof such Account Balance shall become one hundred percent (100%) vested and non-forfeitable in accordance with the following:

         (a) Upon the retirement of a Participant at or after his Normal Retirement Date.

         (b)  Upon a determination of Disability.

         (c)  Upon the death of a Participant.

         (d)  Upon a Change in Control.

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Citizens National Bank                                                    Page 7
Non-Qualified Deferred Compensation Plan
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         Prior to the occurrence of any of the foregoing, such Participant shall become vested in his Account Balance upon any other termination in accordance with the following schedule:

             Years of Service
               With the Bank                    Vested Percentage
               -------------                    -----------------

                     1                                10%
                     2                                20%
                     3                                50%
                     4                                75%
                     5                               100%

5.2  Determination of Account Balance   As of the date of a Participant's
termination of employment with the Bank (including termination due to any of the events specified under Section 5.1 hereof), his vested Account Balance shall be determined in accordance with the provisions of Section 5.1 above. Thereafter, as of the last day of the Plan Year coincident with or next following his termination of employment, the non-vested portion of his Account Balance shall be forfeited. Such forfeited amount shall be reallocated among all Participants eligible to receive Bank contributions as of such date under Section 4.1 hereof, in the proportion that such Participant's Compensation for the Plan Year bears to the Compensation for the Plan Year of all Participants eligible for such contribution.

5.3  Timing of Payment     A Participant, or in the case of a benefit due to the
death of a Participant, his Beneficiary, shall be entitled to payment of his vested Account Balance immediately following the termination of his employment status with the Bank.

     Payment shall be made as soon as administratively feasible following such event, based on the Participant's Account Balance as of the last day of the calendar year next preceding the date of distribution. However, if the Bank determines that such payment would not be in the best interest of remaining participants due to fluctuations in the value of the trust, no distribution shall be made until a subsequent value of the trust is determined, as of the last day of the calendar year in which the event requiring distribution occurs.

5.4  Form of Payment       A Participant or Beneficiary entitled to payment
shall receive, based upon his irrevocable written election prior to actual commencement of payment, either a single lump sum payment in cash or equal annual installment payments over a period of years elected by the Participant.

     This election, however, shall be made upon the Participant's initial entry into the Plan, shall be made in writing, and shall be irrevocable. If a Participant does not make any such election, he shall be deemed to have irrevocably elected to receive his balance, when it becomes due, in the form of a single lump sum payment.

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Citizens National Bank                                                    Page 8
Non-Qualified Deferred Compensation Plan

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                           SECTION 6.  MISCELLANEOUS

6.1  Administration of the Plan     The Plan shall be administered by the Bank.
The books and records of the Plan shall be maintained by the Bank at its expense, and no member of the Board, or any employee of the Bank acting on its behalf, shall be liable to any person for any action taken or omitted in connection with the administration of the Plan, unless attributable to his own fraud or willful misconduct.

6.2  Amendment or Termination of the Plan     The Plan may be amended or
terminated at any time by the Board by the affirmative vote of a majority of the members thereof. The Plan, however, shall not be amended, without prior written consent of each affected Participant if such amendment or termination of the Plan would adversely affect any material vested benefits or rights of such person.

6.3  Notices to Participants     From time-to-time, the Bank shall provide a
Participant with an accounting of the value of his Account Balance no less than once a year. Further, a Participant will be provided written notice of any amendment of the Plan that affects his rights herein, and of the termination of the Plan.

6.4  Non-Alienation     To the extent permitted by law, the right of any
Participant or Beneficiary in any Account Balance hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant or Beneficiary, and any such Account Balance shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

6.5  Arbitration   Any dispute or controversy arising under or in connection
with this Plan shall be settled exclusively by arbitration in Dallas, Texas, in accordance with the employment rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration's award in any court having jurisdiction. Each party shall select an arbitrator and the two arbitrators shall mutually select a third arbitrator for purposes of arbitration. Each party shall bear his or its own cost of arbitration, but if Employee is the prevailing party in such arbitration, he shall be entitled to recover from this Bank as part of any award entered his reasonable expenses for attorney's fees and disbursements.

6.6  Law Governing   The Plan shall be construed in accordance with the laws of the State of Texas, except as superseded by federal law, and in accordance with applicable provisions of the Code and regulations or other authority issued thereunder by the appropriate governmental authority.

6.7  Validity     The invalidity or unenforceability of any provision or
provisions of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect.

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Citizens National Bank                                                    Page 9
Non-Qualified Deferred Compensation Plan
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6.8  Effect on Successors in Interest     This Plan shall inure to the benefit
of and be binding upon the heirs, administrators, executors and successors of each of the parties hereto.


IN WITNESS WHEREOF, this Plan has been executed this 18th day of November, 1998.


                                                CITIZENS NATIONAL BANK


                                                 By:  /s/ E. Landon Alford
                                                      -------------------------
                                                      E. Landon Alford
                                                      Chairman of the Board


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Citizens National Bank                                                   Page 10
Non-Qualified Deferred Compensation Plan